THE RBB FUND, INC.

Abbey Capital Multi Asset Fund (the “Fund”)

Class I Shares (Ticker: MAFIX)
Class A Shares (Ticker: MAFAX)
Class C Shares (Ticker: MAFCX)

Supplement dated November 1, 2021

to the Prospectus, the Summary Prospectus and the Statement of Additional Information

each dated December 31, 2020, as supplemented

This supplement serves as notification of the following changes:

1.	Class A and Class C Shares of the Fund to be Available for Purchase

As of November 2, 2021, Class A and Class C Shares of the Fund will be offered for sale and may be purchased by investors eligible to invest in the Class A and Class C Shares. Accordingly, all references to the Class A and Class C Shares not being available for purchase are hereby deleted.

If you have any questions, please call the Fund at 1-844-261-6484 (toll free).

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Please retain this Supplement for future reference.